                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-H (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 2000.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-H (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1999 to December 31, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 2000.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            -----------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

    1.   Amount Available (including Monthly Servicing Fee and including
         Prepayment Charges ($__________))                                                                 $11,432,819.35
                                                                                                           --------------

    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                      $   508,461.24
                                                                                       --------------
         (b)  Principal Prepayments                                                              0.00
                                                                                       --------------
         (c)  Liquidated Loans                                                                   0.00
                                                                                       --------------
         (d)  Repurchases                                                                1,485,006.10
                                                                                       --------------
         (e)  Previously undistributed (a)-(d) amounts                                           0.00
                                                                                       --------------
         (f)  Pre-Funded Fixed Rate Amount, if any
              (Post-Funding Payment Date)                                                        0.00
                                                                                       --------------
         (g)  minus Group I ARM Formula Principal Distribution
                Amount and Group II ARM Formula Principal
                Distribution Amount                                                             0.00
                                                                                       --------------

                                                 Total Principal                                           $ 1,993,467.34
                                                                                                           --------------

    3.   Group I ARM Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                      $   136,365.68
                                                                                       --------------
         (b)  Principal Prepayments                                                            775.40
                                                                                       --------------
         (c)  Liquidated Loans                                                                   0.00
                                                                                       --------------
         (d)  Repurchases                                                                1,018,284.44
                                                                                       --------------
         (e)  Pre-Funded Group I ARM Amount, if any
              (Post-Funding Payment Date)                                                        0.00
                                                                                       --------------

                                                 Total Principal                                           $ 1,155,425.52
                                                                                                           --------------

    4.   Group II ARM Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                      $    19,568.18
                                                                                       --------------
         (b)  Principal Prepayments                                                        282,537.58
                                                                                       --------------
         (c)  Liquidated Loans                                                                   0.00
                                                                                       --------------
         (d)  Repurchases                                                                        0.00
                                                                                       --------------
         (e)  Pre-Funded Group II ARM Amount, if any
              (Post-Funding Payment Date)                                                        0.00
                                                                                       --------------
         (f)  minus Group I ARM Formula Principal Distribution
              Amount                                                                             0.00
                                                                                       --------------

                                                 Total Principal                                           $   302,105.76
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 2
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

    5.   (a)  LIBOR                                                                                              6.46250%
                                                                                                           --------------
         (b)  Class AV-1 Pass-Through Margin                                                                        0.32%
                                                                                                           --------------
         (c)  Available Funds Pass-Through Rate                                                                  6.78250%
                                                                                                           --------------

    6.   (a)  LIBOR                                                                                              6.46250%
                                                                                                           --------------
         (b)  Class AV-2 Pass-Through Margin                                                                        0.39%
                                                                                                           --------------
         (c)  Available Funds Pass-Through Rate                                                                  6.85250%
                                                                                                           --------------

    7.   Class A-IO Notional Principal Amount                                                              $90,000,000.00
                                                                                                           --------------

Class A Certificates
--------------------

         Interest

    8.   Aggregate Current Interest
         (a)  Class AV-1 Pass-through Rate
              (a floating rate per annum equal to the lesser of (a) LIBOR plus
              .32%, or (b) the Available Funds Pass-Through Rate, but in no case
              more than 14.0%)                                                               6.78250%
                                                                                             --------
         (b)  Class AV-1 Interest                                                                          $ 1,308,979.90
                                                                                                           --------------
         (c)  Class AV-2 Pass-through Rate
              (a floating rate per annum equal to the lesser of (a) LIBOR plus
              .39%, or (b) the Available Funds Paas-Through Rate, but in no
              case more than 14.0%)                                                         6.85250%
                                                                                            --------
         (d)  Class AV-2 Interest                                                                          $   185,313.29
                                                                                                           --------------
         (e)  Class AF-1 Pass-through Rate                                                     6.45%
                                                                                               -----
         (f)  Class AF-1 Interest                                                                          $   939,068.33
                                                                                                           --------------
         (g)  Class AF-2 Pass-through Rate                                                     6.84%
                                                                                               -----
         (h)  Class AF-2 Interest                                                                          $   737,204.72
                                                                                                           --------------
         (i)  Class AF-3 Pass-through Rate                                                     7.03%
                                                                                               -----
         (j)  Class AF-3 Interest                                                                          $   230,427.40
                                                                                                           --------------
         (k)  Class AF-4 Pass-through Rate                                                     7.32%
                                                                                               -----
         (l)  Class AF-4 Interest                                                                          $   314,150.00
                                                                                                           --------------
         (m)  Class AF-5 Pass-through Rate                                                     7.60%
                                                                                               -----
         (n)  Class AF-5 Interest                                                                          $   241,912.71
                                                                                                           --------------
         (o)  Class AF-6 Pass-through Rate                                                     7.21%
                                                                                               -----
         (p)  Class AF-6 Interest                                                                          $   308,035.23
                                                                                                           --------------
         (q)  Class A-IO Pass-through Rate                                                     7.00%
                                                                                               -----
         (r)  Class A-IO Interest                                                                          $   525,000.00
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 3
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

    9.   Amount applied to Unpaid Class A Interest Shortfall:

         (a)  Class AV-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class AV-2                                                                                   $         0.00
                                                                                                           --------------
         (c)  Class AF-1                                                                                   $         0.00
                                                                                                           --------------
         (d)  Class AF-2                                                                                   $         0.00
                                                                                                           --------------
         (e)  Class AF-3                                                                                   $         0.00
                                                                                                           --------------
         (f)  Class AF-4                                                                                   $         0.00
                                                                                                           --------------
         (g)  Class AF-5                                                                                   $         0.00
                                                                                                           --------------
         (h)  Class AF-6                                                                                   $         0.00
                                                                                                           --------------
         (I)  Class A-IO                                                                                   $         0.00
                                                                                                           --------------

   10.   Remaining Unpaid Class A Interest Shortfall:

         (a)  Class AV-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class AV-2                                                                                   $         0.00
                                                                                                           --------------
         (c)  Class AF-1                                                                                   $         0.00
                                                                                                           --------------
         (d)  Class AF-2                                                                                   $         0.00
                                                                                                           --------------
         (e)  Class AF-3                                                                                   $         0.00
                                                                                                           --------------
         (f)  Class AF-4                                                                                   $         0.00
                                                                                                           --------------
         (g)  Class AF-5                                                                                   $         0.00
                                                                                                           --------------
         (h)  Class AF-6                                                                                   $         0.00
                                                                                                           --------------
         (I)  Class A-IO                                                                                   $         0.00
                                                                                                           --------------

Class M-1 Certificates
----------------------

   11.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                $ 6,642,727.77
                                                                                                           --------------

         Interest on Class M-1 Adjusted Principal Balance

   12.   (a)  Class MF-1 Adjusted Principal Balance                                                        $32,700,000.00
                                                                                                           --------------
         (b)  Class MV-1 Adjusted Principal Balance                                                        $20,750,000.00
                                                                                                           --------------

   13.   Current Interest
         (a)  Class MF-1 Pass-through Rate                                                      8.10%
                                                                                                -----
         (b)  Class MF-1 Interest                                                                          $   220,725.00
                                                                                                           --------------
         (c)  Class MV-1 Pass-through Rate
              (a floating rate per annum equal to the lesser of (a) LIBOR plus
              .69%, or (b) the Available Funds Pass-Through Rate, but in no
              case more than 14.0%)                                                          7.15250%
                                                                                             --------
         (d)  Class MV-1 Interest                                                                          $   140,169.13
                                                                                                           --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 4
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

   14.   (a)  Amount applied to Unpaid Class MF-1 Interest Shortfall                                       $         0.00
                                                                                                           --------------
         (b)  Amount applied to Unpaid Class MV-1 Interest Shortfall                                       $         0.00
                                                                                                           --------------

   15.   (a)  Remaining Unpaid Class MF-1 Interest Shortfall                                               $         0.00
                                                                                                           --------------
         (b)  Remaining Unpaid Class MV-1 Interest Shortfall                                               $         0.00
                                                                                                           --------------

Class M-2 Certificates
----------------------

   16.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                $ 6,281,833.64
                                                                                                           --------------

         Interest on Class M-2 Adjusted Principal Balance

   17.   (a)  Class MF-2 Adjusted Principal Balance                                                        $30,300,000.00
                                                                                                           --------------
         (b)  Class MV-2 Adjusted Principal Balance                                                        $17,200,000.00
                                                                                                           --------------

   18.   Current Interest
         (a)  Class MF-2 Pass-through Rate
              (floating rate equal to the Adjusted Weighted Average Loan
              Rate, but in no event greater than 9.29%)                                         9.29%
                                                                                                -----
         (b)  Class MF-2 Interest                                                                          $   234,572.50
                                                                                                           --------------
         (c)  Class MV-2 Pass-through Rate
              (floating rate equal to the Adjusted Weighted Average Loan
              Rate, but in no event greater than 1.40%)                                      7.86250%
                                                                                             --------
         (d)  Class MV-2 Interest                                                                          $   127,721.94
                                                                                                           --------------

   19.   (a)  Amount applied to Unpaid Class MF-2 Interest Shortfall                                       $         0.00
                                                                                                           --------------
         (b)  Amount applied to Unpaid Class MV-2 Interest Shortfall                                       $         0.00
                                                                                                           --------------

   20.   (a)  Remaining Unpaid Class MF-2 Interest Shortfall                                               $         0.00
                                                                                                           --------------
         (b)  Remaining Unpaid Class MV-2 Interest Shortfall                                               $         0.00
                                                                                                           --------------

Class B-1 Certificates
----------------------

   21.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                $ 5,919,539.20
                                                                                                           --------------

         Interest on Class B-1 Adjusted Principal Balance

   22.   (a)  Class BF-1 Adjusted Principal Balance                                                        $19,400,000.00
                                                                                                           --------------
         (b)  Class BV-1 Adjusted Principal Balance                                                        $12,750,000.00
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 5
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

   23.   Current Interest
         (a)  Class BF-1 Pass-through Rate
              (floating rate equal to the Adjusted Weighted Average Loan
              Rate, but in no event greater than 10.0%)                                        10.00%
                                                                                               ------
         (b)  Class BF-1 Interest                                                                          $   161,666.67
                                                                                                           --------------
         (c)  Class BV-1 Pass-through Rate
              (floating rate equal to the Alesser of (a) LIBOR plus 3.00% or (b) the
              Available Funds Pass-Through Rate, but in no case more than 14.0%)             9.46250%
                                                                                             --------
         (d)  Class BV-1 Interest                                                                          $   113,944.27
                                                                                                           --------------

   24.   (a)  Amount applied to Unpaid Class BF-1 Interest Shortfall                                       $         0.00
                                                                                                           --------------
         (b)  Amount applied to Unpaid Class BV-1 Interest Shortfall                                       $         0.00
                                                                                                           --------------

   25.   (a)  Remaining Unpaid Class BF-1 Interest Shortfall                                               $         0.00
                                                                                                           --------------
         (b)  Remaining Unpaid Class BV-1 Interest Shortfall                                               $         0.00
                                                                                                           --------------

Class P Certificates
--------------------

   26.   Prepayment Charges                                                                                $         0.00
                                                                                                           --------------
         (All prepayment premiums, penalties and similar charges paid in connection with, and as a condition to, prepayment in part or in full of a loan)

         Trigger Event:  Fixed Rate Certificates

   27.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                  0.10%
                                                                                                           --------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months may not exceed 35%
              of the Senior Enhancement Percentage for the Fixed Rate Loans)                                        0.04%
                                                                                                           --------------

   28.   Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Payment Date                                          $         0.00
                                                                                                           --------------
         (b)  Cumulative Realized Loss Ratio (Losses as a percentage of
              Cut-off Date Principal Balances of Fixed Rate Loans may not
              exceed 3.80% from December 1, 2002 to November 30, 2003, 4.51%
              from December 1, 2003 to November 30, 2004, 4.75% from December
              1, 2004 to November 30, 1006, and 5.25% thereafter)                                                   0.00%
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 6
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

   29.   Senior Enhancement Percentage:  Fixed Rate Certificates
         A fraction, expressed as a percentage:

         (a)  the numerator of which is the sum of (I) the Class MF-1, MF-2 and Class BF-1 Adjusted Principal Balances, (II) the sum of the
              Class B-2 Principal Balance multiplied by a percentage obtained by dividing the aggregate Scheduled Principal Balances of the
              Fixed Rate Loans by the Pool Scheduled Principal Balance, and
              (iii) the Over-Collateralization Amount for the Fixed Rate
              Certificates                                                                                          0.00%
                                                                                                           --------------
         (b)  the denominator of which is the aggregate Scheduled Principal
              Balances of the Fixed Rate Loans on such Payment Date                                                 0.00%
                                                                                                           --------------

         Trigger Event: Adjustable Rate Certificates

   30.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                  0.21%
                                                                                                           --------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months may not exceed 35%
              of the Senior Enhancement Percentage for the Adjustable Rate Loans)                                   0.08%
                                                                                                           --------------

   31.   Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Payment Date                                          $         0.00
                                                                                                           --------------
         (b)  Cumulative Realized Loss Ratio (Losses as a percentage of
              Cut-off Date Principal Balances of Adjustable Rate Loans may not
              exceed 4.40% from December 1, 2002 to November 30, 2003, 5.23%
              from December 1, 2003 to November 30, 2004, 5.50% from December
              1, 2004 to November 30, 1006, and 6.00% thereafter)                                                   0.00%
                                                                                                           --------------

   32.   Senior Enhancement Percentage:  Adjustable Rate Certificates
         A fraction, expressed as a percentage:

         (a)  the numerator of which is the sum of (I) the Class MV-1, MV-2 and Class BV-1 Adjusted Principal Balances, (II) the sum of the
              Class B-2 Principal Balance multiplied by a percentage obtained by dividing the aggregate Scheduled Principal Balances of the
              Adjustable Rate Loans by the Pool Scheduled Principal Balance, and
              (iii) the Over-Collateralization Amount for the Adjustable Rate
              Certificates                                                                                          0.00%
                                                                                                           --------------
         (b)  the denominator of which is the aggregate Scheduled Principal
              Balances of the Adjustable Rate Loans on such Payment Date                                            0.00%
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 7
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

Class A Certificates
--------------------

   33.   Amount Available less all preceding distributions                                                 $  5,643,928.26
                                                                                                           ---------------

         Principal

   34.   Class A Principal Distribution:

         (a)  Class AV-1: Formula Principal Distribution Amount                                            $  1,155,425.52
                                                                                                           ---------------
         (b)  Class AV-2: Formula Principal Distribution Amount                                            $    302,105.76
                                                                                                           ---------------

   35.   Class AF Formula Principal Distribution:

         (a)  Class AF-6
                - Class AF-6 Lockout Percentage                                                                      0.00%
                                                                                                           ---------------
                - Class AF-6 Principal Distribution Amount                                                 $          0.00
                                                                                                           ---------------
         (b)  Class AF-1                                                                                   $  1,993,467.34
                                                                                                           ---------------
         (c)  Class AF-2                                                                                   $          0.00
                                                                                                           ---------------
         (d)  Class AF-3                                                                                   $          0.00
                                                                                                           ---------------
         (e)  Class AF-4                                                                                   $          0.00
                                                                                                           ---------------
         (f)  Class AF-5                                                                                   $          0.00
                                                                                                           ---------------
         (g)  Class AF-6                                                                                   $          0.00
                                                                                                           ---------------

   36.   Class A Principal Balance:

         (a)  Class AV-1 Principal Balance                                                                 $203,190,865.22
                                                                                                           ---------------
         (b)  Class AV-2 Principal Balance                                                                 $ 28,331,834.54
                                                                                                           ---------------
         (c)  Class AF-1 Principal Balance                                                                 $172,716,920.39
                                                                                                           ---------------
         (d)  Class AF-2 Principal Balance                                                                 $129,334,162.00
                                                                                                           ---------------
         (e)  Class AF-3 Principal Balance                                                                 $ 39,333,268.00
                                                                                                           ---------------
         (f)  Class AF-4 Principal Balance                                                                 $ 51,500,000.00
                                                                                                           ---------------
         (g)  Class AF-5 Principal Balance                                                                 $ 38,196,744.00
                                                                                                           ---------------
         (h)  Class AF-6 Principal Balance                                                                 $ 51,268,000.00
                                                                                                           ---------------
         (i)  Class A-IO Principal Balance                                                                 $ 90,000,000.00
                                                                                                           ---------------

   37.   (a)  Amount, if any, by which Class AV-1 Formula Principal Distribution
              Amount exceeds Class AV-1 Principal Distribution Amount                                      $          0.00
                                                                                                           ---------------
         (b)  Amount, if any, by which Class AV-2 Formula Principal Distribution
              Amount exceeds Class AV-2 Principal Distribution Amount                                      $          0.00
                                                                                                           ---------------
         (c)  Amount, if any, by which Class AF Formula Principal Distribution
              Amount exceeds Class AF Principal Distribution Amount                                        $          0.00
                                                                                                           ---------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 8
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

Class M-1 Certificates
----------------------

   38.   Amount Available less all preceding distributions                                                 $ 2,192,929.64
                                                                                                           --------------

         Principal

   39.   (a)  Class MF-1 Principal Distribution                                                            $         0.00
                                                                                                           --------------
         (b)  Class MV-1 Principal Distribution                                                            $         0.00
                                                                                                           --------------

   40.   (a)  Class MF-1 Principal Balance                                                                 $32,700,000.00
                                                                                                           --------------
         (b)  Class MV-1 Principal Balance                                                                 $20,750,000.00
                                                                                                           --------------

   41.   (a)  Amount, if any, by which Class MF-1 Formula Principal Distribution
              Amount exceeds Class MF-1 Principal Distibution Amount                                       $         0.00
                                                                                                           --------------
         (b)  Amount, if any, by which Class MV-1 Formula Principal Distribution
              Amount exceeds Class MV-1 Principal Distibution Amount                                       $         0.00
                                                                                                           --------------

Class M-2 Certificates
----------------------

   42.   Amount Available less all preceding distributions                                                 $ 2,192,929.64
                                                                                                           --------------

         Principal

   43.   (a)  Class MF-2 Principal Distribution                                                            $         0.00
                                                                                                           --------------
         (b)  Class MV-2 Principal Distribution                                                            $         0.00
                                                                                                           --------------

   44.   (a)  Class MF-2 Principal Balance                                                                 $30,300,000.00
                                                                                                           --------------
         (b)  Class MV-2 Principal Balance                                                                 $17,200,000.00
                                                                                                           --------------

   45.   (a)  Amount, if any, by which Class MF-2 Formula Principal Distribution
              Amount exceeds Class MF-2 Principal Distibution Amount                                       $         0.00
                                                                                                           --------------
         (b)  Amount, if any, by which Class MV-2 Formula Principal Distribution
              Amount exceeds Class MV-2 Principal Distibution Amount                                       $         0.00
                                                                                                           --------------

Class B-1 Certificates
----------------------

   46.   Amount Available less all preceding distributions                                                 $ 2,192,929.64
                                                                                                           --------------

         Principal

   47.   (a)  Class BF-1 Principal Distribution                                                            $         0.00
                                                                                                           --------------
         (b)  Class BV-1 Principal Distribution                                                            $         0.00
                                                                                                           --------------

   48.   (a)  Class BF-1 Principal Balance                                                                 $19,400,000.00
                                                                                                           --------------
         (b)  Class BV-1 Principal Balance                                                                 $12,750,000.00
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 9
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

   49.   (a)  Amount, if any, by which Class BF-1 Formula Principal Distribution
              Amount exceeds Class BF-1 Principal Distibution Amount                                       $         0.00
                                                                                                           --------------
         (b)  Amount, if any, by which Class BV-1 Formula Principal Distribution
              Amount exceeds Class BV-1 Principal Distibution Amount                                       $         0.00
                                                                                                           --------------

Class M-1 Certificates
----------------------

   50.   Amount Available less all preceding distributions                                                 $ 2,192,929.64
                                                                                                           --------------

         Liquidation Loss Interest

   51.   Amount applied to Class M-1 Liquidation Loss Interest Amount
         (a)  Class MF-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class MV-1                                                                                   $         0.00
                                                                                                           --------------

   52.   Class M-1 Liquidation Loss Interest Shortfall
         (a)  Class MF-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class MV-1                                                                                   $         0.00
                                                                                                           --------------

   53.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall
         (a)  Class MF-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class MV-1                                                                                   $         0.00
                                                                                                           --------------

   54.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall
         (a)  Class MF-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class MV-1                                                                                   $         0.00
                                                                                                           --------------

Class M-2 Certificates
----------------------

   55.   Amount Available less all preceding distributions                                                 $ 2,192,929.64
                                                                                                           --------------

         Liquidation Loss Interest

   56.   Amount applied to Class M-2 Liquidation Loss Interest Amount
         (a)  Class MF-2                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class MV-2                                                                                   $         0.00
                                                                                                           --------------

   57.   Class M-2 Liquidation Loss Interest Shortfall
         (a)  Class MF-2                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class MV-2                                                                                   $         0.00
                                                                                                           --------------

   58.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall
         (a)  Class MF-2                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class MV-2                                                                                   $         0.00
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 10
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

   59.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall
         (a)  Class MF-2                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class MV-2                                                                                   $         0.00
                                                                                                           --------------

Class B-1 Certificates
----------------------

   60.   Amount Available less all preceding distributions                                                 $ 2,192,929.64
                                                                                                           --------------

         Liquidation Loss Interest

   61.   Amount applied to Class B-1 Liquidation Loss Interest Amount
         (a)  Class BF-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class BV-1                                                                                   $         0.00
                                                                                                           --------------

   62.   Class B-1 Liquidation Loss Interest Shortfall
         (a)  Class BF-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class BV-1                                                                                   $         0.00
                                                                                                           --------------

   63.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall
         (a)  Class BF-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class BV-1                                                                                   $         0.00
                                                                                                           --------------

   64.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall
         (a)  Class BF-1                                                                                   $         0.00
                                                                                                           --------------
         (b)  Class BV-1                                                                                   $         0.00
                                                                                                           --------------

Class B-2 Certificates
----------------------

   65.   Amount Available less all preceding distributions                                                 $ 2,192,929.64
                                                                                                           --------------

         Interest

   66.   Current Interest

         (a)  Class B-2 Pass-through Rate
              (floating rate equal to the Adjusted Weighted Average Loan
              Rate, but in no event greater than 10.0%)                                        10.00%
                                                                                               ------
         (b)  Class B-2 Interest                                                                           $   254,166.69
                                                                                                           --------------

   67.   Amount applied to Unpaid Class B-2 Interest Shortfall                                             $         0.00
                                                                                                           --------------

   68.   Remaining Unpaid Class B-2 Interest shortfall                                                     $         0.00
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 11
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

         Principal

   69.   Class B-2 Principal Distribution                                                                  $         0.00
                                                                                                           --------------

   70.   Amount, if any, by which Class B-2 Formula Distribution Amount plus
         Class B-2 Liquidation Loss Principal Amount exceeds Class B-2
         Distribution Amount                                                                               $         0.00
                                                                                                           --------------

   71.   Class B-2 Guaranty Payment                                                                        $         0.00
                                                                                                           --------------

   72.   Class B-2 Principal Balance                                                                       $30,500,003.00
                                                                                                           --------------

Class AV-1 Certificates
-----------------------

   73.   Amount Available less all preceding distributions                                                 $ 1,938,762.95
                                                                                                           --------------

         Available Funds Cap Carryover

   74.   (a)  Class AV-1 Available Funds Cap Carryover Amount                                              $         0.00
                                                                                                           --------------
         (b)  Amount applied to Class AV-1 Available Funds Cap Carryover Amount                            $         0.00
                                                                                                           --------------
         (c)  Class AV-1 Available Funds Cap Carryover Amount remaining unpaid                             $         0.00
                                                                                                           --------------

         Class AV-2 Certificates
         -----------------------

   75.   Amount Available less all preceding distributions                                                 $ 1,938,762.95
                                                                                                           --------------

         Available Funds Cap Carryover

   76.   (a)  Class AV-2 Available Funds Cap Carryover Amount                                              $         0.00
                                                                                                           --------------
         (b)  Amount applied to Class AV-2 Available Funds Cap Carryover Amount                            $         0.00
                                                                                                           --------------
         (c)  Class AV-2 Available Funds Cap Carryover Amount remaining unpaid                             $         0.00
                                                                                                           --------------

         Class MV-1 Certificates
         -----------------------

   77.   Amount Available less all preceding distributions                                                 $ 1,938,762.95
                                                                                                           --------------

         Available Funds Cap Carryover

   78.   (a)  Class MV-1 Available Funds Cap Carryover Amount                                              $         0.00
                                                                                                           --------------
         (b)  Amount applied to Class MV-1 Available Funds Cap Carryover Amount                            $         0.00
                                                                                                           --------------
         (c)  Class MV-1 Available Funds Cap Carryover Amount remaining unpaid                             $         0.00
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 12
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

         Class MV-2 Certificates
         -----------------------

   79.   Amount Available less all preceding distributions                                                 $ 1,938,762.95
                                                                                                           --------------

         Available Funds Cap Carryover

   80.   (a)  Class MV-2 Available Funds Cap Carryover Amount                                              $         0.00
                                                                                                           --------------
         (b)  Amount applied to Class MV-2 Available Funds Cap Carryover Amount                            $         0.00
                                                                                                           --------------
         (c)  Class MV-2 Available Funds Cap Carryover Amount remaining unpaid                             $         0.00
                                                                                                           --------------

         Class BV-1 Certificates
         -----------------------

   81.   Amount Available less all preceding distributions                                                 $ 1,938,762.95
                                                                                                           --------------

         Available Funds Cap Carryover

   82.   (a)  Class BV-1 Available Funds Cap Carryover Amount                                              $         0.00
                                                                                                           --------------
         (b)  Amount applied to Class BV-1 Available Funds Cap Carryover Amount                            $         0.00
                                                                                                           --------------
         (c)  Class BV-1 Available Funds Cap Carryover Amount remaining unpaid                             $         0.00
                                                                                                           --------------

         Servicer

   83.   (a)  Monthly Servicing Fee (if Originator or affiliate is Servicer .50%)                          $   372,676.16
                                                                                                           --------------
         (b)  Reimbursement for unreimbursed Advances                                                      $         0.00
                                                                                                           --------------

   84.   Extra Principal Distribution Amount

         (a)  Class A
                (i)  Class AV-1                                                                            $         0.00
                                                                                                           --------------
               (ii)  Class AV-2                                                                            $         0.00
                                                                                                           --------------
              (iii)  Class AF-1                                                                            $         0.00
                                                                                                           --------------
               (iv)  Class AF-2                                                                            $         0.00
                                                                                                           --------------
                (v)  Class AF-3                                                                            $         0.00
                                                                                                           --------------
               (vi)  Class AF-4                                                                            $         0.00
                                                                                                           --------------
              (vii)  Class AF-5                                                                            $         0.00
                                                                                                           --------------
             (viii)  Class AF-6                                                                            $         0.00
                                                                                                           --------------
         (b)  Class M
                (i)  Class MF-1                                                                            $         0.00
                                                                                                           --------------
               (ii)  Class MV-1                                                                            $         0.00
                                                                                                           --------------
              (iii)  Class MF-2                                                                            $         0.00
                                                                                                           --------------
               (iv)  Class MV-2                                                                            $         0.00
                                                                                                           --------------
         (c)  Class B
                (i)  Class BF-1                                                                            $         0.00
                                                                                                           --------------
               (ii)  Class BV-1                                                                            $         0.00
                                                                                                           --------------
              (iii)  Class B-2                                                                             $         0.00
                                                                                                           --------------
         (d)  Class P
                (i)  Class P                                                                               $         0.00
                                                                                                           --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 13
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

   85.   Additional Principal Distribution Amount

         (a)  Class AF-6 Certificates until paid in full                                                   $          0.00
                                                                                                           ---------------
         (b)  Class AF Certificates and Class AV Certificates, pro rata based on the Class Principal Balance of each Class of Class AF and
              Class AV Certificates until paid in full                                                     $          0.00
                                                                                                           ---------------
         (c)  Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, pro rata
              based on the Class Principal Balance of each Class until paid in full                        $          0.00
                                                                                                           ---------------

Class A, Class M, and Class B Certificates
------------------------------------------

   86.   Pool Scheduled Principal Balance                                                                  $890,971,797.15
                                                                                                           ---------------
         (a)  Fixed Rate Loans                                                                             $594,082,429.39
                                                                                                           ---------------
         (b)  Group I Adjustable Rate Loans                                                                $260,883,304.28
                                                                                                           ---------------
         (c)  Group II Adjustable Rate Loans                                                               $ 36,006,063.48
                                                                                                           ---------------

         Pool Certificate Balance                                                                          $877,471,797.15
                                                                                                           ---------------
   87.   Pool Factors
         (a)  Class AV-1 Pool Factor                                                                             .98742343
                                                                                                           ---------------
         (b)  Class AV-2 Pool Factor                                                                             .98188706
                                                                                                           ---------------
         (c)  Class AF-1 Pool Factor                                                                             .96687330
                                                                                                           ---------------
         (d)  Class AF-2 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (e)  Class AF-3 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (f)  Class AF-4 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (g)  Class AF-5 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (h)  Class AF-6 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (i)  Class MF-1 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (j)  Class MF-2 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (k)  Class MV-1 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (l)  Class MV-2 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (m)  Class BF-1 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (n)  Class BV-1 Pool Factor                                                                            1.00000000
                                                                                                           ---------------
         (0)  Class B-2 Pool Factor                                                                             1.00000000
                                                                                                           ---------------

   88.   Loans Delinquent:

         Fixed Rate
         (a)  31-59 days                                 3,385,995.00           64
                                                 --------------------      ------------
         (b)  60-89 days                                   396,485.00           10
                                                 --------------------      ------------
         (c)  90 or more days                               41,684.00            3
                                                 --------------------      ------------

         Group I Adjustable Rate
         (a)  31-59 days                                 1,011,108.00           10
                                                 --------------------      ------------
         (b)  60-89 days                                   291,160.00            2
                                                 --------------------      ------------
         (c)  90 or more days                                    0.00            0
                                                 --------------------      ------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-H
                                       MONTHLY REPORT              December 1999
                                       PAGE 14
                                                      Distribution Date: 1/18/00
                                                       CUSIP# 20846Q AR9 AS7 AT5
                                                                 AU2,AV0,AW8,AX6
                                                                 AY4,BF4,AZ1,BA5
                                                             BB3,BC1,BD9,BE7,BJ6
                                                        Trust Account: 3337919-0

         Group II Adjustable Rate
         (a)  31-59 days                                0.00            0
                                                 -----------      ------------
         (b)  60-89 days                                0.00            0
                                                 -----------      ------------
         (c)  90 or more days                           0.00            0
                                                 -----------      ------------

   89.   Principal Balance of Defaulted Loans

         (a)  Fixed Rate                                                                                   $   150,472.10
                                                                                                           --------------
         (b)  Group I Adjustable Rate                                                                      $   336,311.12
                                                                                                           --------------
         (c)  Group II Adjustable Rate                                                                     $         0.00
                                                                                                           --------------

   90.   Number of Liquidated Loans and Net Liquidated Loss

         Fixed Rate                                                                    #       0           $         0.00
                                                                                       --------------      --------------
         Group I Adjustable Rate                                                       #       0           $         0.00
                                                                                       --------------      --------------
         Group II Adjustable Rate                                                      #       0           $         0.00
                                                                                       --------------      --------------

   91.   Number of Loans Remaining

         Fixed Rate                                                                                            10,160
                                                                                                           --------------
         Group I Adjustable Rate                                                                                2,460
                                                                                                           --------------
         Group II Adjustable Rate                                                                                126
                                                                                                           --------------

   92.   Pre-Funded

         Pre-Funded Fixed Rate Amount                                                                      $         0.00
                                                                                                           --------------
         Pre-Funded Group I ARM Amount                                                                     $         0.00
                                                                                                           --------------
         Pre-Funded Group II ARM Amount                                                                    $         0.00
                                                                                                           --------------

   93.   Reimbursement of Class C Certificateholder expenses                                               $         0.00
                                                                                                           --------------


Company
-------

   94.   Class B-2 Guaranty Fee                                                                            $ 1,566,086.79
                                                                                                           --------------

Class P Certificates
--------------------

   95.   Class P Principal Distribution                                                                    $         0.00
                                                                                                           --------------

   96.   Class P Principal Balance                                                                         $       100.00
                                                                                                           --------------

Class C Master Certificates
---------------------------

   97.   Class C Master Distribution Amount                                                                $         0.00
                                                                                                           --------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.